                    Electro Rent Corporation
                            FORM 10-Q
                         August 31, 2002

                          Exhibit Index

Exhibit #   Description
---------   -----------
99.1        Statement Pursuant to Section 906 the Sarbanes-Oxley
            Act of 2002 By Principal Executive Officer Regarding
            Facts and Circumstances Relating to Exchange Act
            Filings

99.2        Statement Pursuant to Section 906 the Sarbanes-Oxley
            Act of 2002 By Principal Financial Officer Regarding
            Facts and Circumstances Relating to Exchange Act
            Filings

99.1

Statement Pursuant to Section 906 the Sarbanes-Oxley Act of 2002
By Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

Dated September 26, 2002

I, Daniel Greenberg, certify that the periodic report, to which this Statement is attached, fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of
1934, and the information contained in the periodic report to which this Statement is attached, fairly present, in all material respects, the financial condition and results of operations of the registrant.

IN WITNESS WHEREOF, the undersigned has executed this Statement as of the date first written above.

/s/ Daniel Greenberg
Daniel Greenberg
Chief Executive Officer

99.2

Statement Pursuant to Section 906 the Sarbanes-Oxley Act of 2002
By Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

Dated September 26, 2002

I, Craig R. Jones, certify that the periodic report, to which this
Statement is attached, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of
1934, and the information contained in the periodic report to which this Statement is attached, fairly present, in all material respects, the financial condition and results of operations of the registrant.

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IN WITNESS WHEREOF, the undersigned has executed this Statement as of the date first written above.

/s/Craig R. Jones
Craig R. Jones
Chief Financial Officer

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